Vanguard
New York Tax-Free
Fund-Insured
Long-Term Portfolio

Fund Profile
October 31, 1997

The Insured Long-Term Portfolio is
part of Vanguard New York Tax-Free
Fund, which also includes the Money
Market Portfolio.

A member of The Vanguard Group

1        OBJECTIVE

Vanguard New York Insured Long-Term Portfolio (formerly known as Vanguard New York Insured Tax-Free Fund) seeks to provide current income that is exempt from federal and New York personal income taxes. The Portfolio, which is available to New York residents only, may not meet this objective.

2        INVESTMENT STRATEGY

The Portfolio invests primarily in long-term, high-quality* municipal bonds with an average maturity of 15 to 25 years. These bonds are issued by state and local government agencies in New York. The Portfolio may also invest up to 20% of its assets in futures and options contracts.

At least 80% of the Portfolio's municipal bonds are insured for scheduled payments of interest and principal by a private (that is, nongovernment) insurance company. This insurance feature does not mean that the value of the bonds or the value of the Portfolio's shares is guaranteed.

3        RISKS

The Portfolio's total return will fluctuate, so an investor could lose money over short or even extended periods. More specifically, investors in the Portfolio are exposed to:

- A HIGH degree of INTEREST RATE RISK (the possibility that bond prices will fall as interest rates rise--and vice versa). For instance, a 2% increase in interest rates would cause a 20-year bond to drop approximately 20% in value, while a 2% decrease in rates would cause the same bond to rise about 22% in value.

- A LOW degree of INCOME RISK (the possibility that income from bonds will fall when interest rates decline).

- A LOW degree of CREDIT RISK (the possibility that a bond's issuer will fail to repay interest and principal) because of the high quality of the Portfolio's securities.

4        APPROPRIATENESS

This Portfolio may be suitable for New York residents who:

-        Are seeking tax-exempt income.
- Want to balance their stock holdings with a tax-exempt income investment.
-        Plan to invest for at least five years.

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The Portfolio is not suitable for investors who:

-        Cannot tolerate fluctuating share prices.
-        Are in a low tax bracket.

*Average rating of Aaa (as of June 30, 1997) by Moody's Investors Service, Inc.

5        FEES AND EXPENSES

The Portfolio--like all Vanguard funds--is offered on a pure no-load basis (that is, the Portfolio has no 12b-1 fees or charges to buy or sell shares).

The Portfolio's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Portfolio's expense ratio for fiscal year 1996 was 0.20% of assets.

ANNUAL FUND OPERATING EXPENSES
------------------------------
Investment Advisory Fees............0.01%
Distribution Costs..................0.02
Other Expenses......................0.17
                                   -----
Total Operating Expenses............0.20%
                                   =====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

1 YEAR          3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------
  $2               $6              $11              $26

This example should not be considered to represent past or future expenses or performance. Actual expenses may be higher or lower than those shown.

6        PAST PERFORMANCE

                                   PERFORMANCE
                          ANNUAL RETURNS (%) 1987-1996

                    NY INSURED                LIPPER NY INSURED
                LONG-TERM PORTFOLIO**          MUNICIPAL DEBT+
1987                   -3.4                          -2.0
1988                   11.7                          10.6
1989                   10.4                           9.2
1990                    6.2                           5.3
1991                   12.8                          12.6
1992                    9.8                           9.0
1993                   13.1                          12.3
1994                   -5.6                          -6.3
1995                   17.7                          17.1
1996                    4.1                           2.9

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                               PERFORMANCE SUMMARY
                       (PERIODS ENDED SEPTEMBER 30, 1997)

                          AVERAGE ANNUAL TOTAL RETURNS
                          NY INSURED LIPPER NY INSURED
                LONG-TERM PORTFOLIO**         MUNICIPAL DEBT+
1 Year                 8.7%                        7.5%
5 Years                7.3%                        6.4%
10 Years               9.1%                        8.2%

Note: In evaluating past performance, it is important to consider that returns from bonds were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                   Annualized tax-free current yield for the 30-day period ended
                     September 30,1997:
                                     4.72%
                     For the latest yield, call Vanguard at
                                 1-800-662-7447

The annualized current yield is calculated using the standardized yield formula adopted for mutual funds by the U.S. Securities and Exchange Commission.

** Formerly known as Vanguard New York Insured Tax-Free Fund. +Lipper NY Insured Municipal Debt Funds Average is an industry benchmark of average New York insured municipal debt funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

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7  INVESTMENT  ADVISER

The Portfolio is managed by Vanguard Fixed Income Group, which manages total assets of more than $92 billion. Reid Smith, a Principal of Vanguard, serves as portfolio manager. He has managed the Portfolio since June 1996.

8 PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).

9  REDEMPTIONS AND  EXCHANGES

You may redeem or exchange shares by sending a letter to or calling Vanguard. You may also redeem shares by writing a check ($250 minimum). In addition, you may exchange shares through Vanguard's website at http://www. vanguard.com.* The Portfolio's share price is expected to fluctuate and, at redemption, may be higher or lower than when purchased, resulting in a taxable gain or a loss.

10 DISTRIBUTIONS

Dividends are declared each business day and are paid on the first business day of each month. Capital gains distributions, if any, are made annually. Dividend and capital gains distributions can be automatically reinvested or received in cash. Dividend distributions are exempt from federal and New York income taxes; capital gains distributions, whether reinvested in additional shares or received in cash, are taxable for federal income tax purposes.

11  OTHER   SERVICES

-  Free checkwriting.
- Vanguard Fund Express(R)--electronic transfers between your bank account and the Portfolio.
-  Vanguard    Tele-Account(R)--around-the-clock   access   to   Vanguard   fund
   information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).
- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

* Before using this service, you must register through our website and obtain a confidential password.

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                            [THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482


TOLL-FREE INVESTOR
INFORMATION
1-800-662-7447

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

This Fund Profile contains key information about the Portfolio. If you would like more information before you invest, please consult the Portfolio's accompanying prospectus. For details about the Portfolio's holdings or recent investment strategies, please review the Portfolio's most recent annual or semiannual report. The prospectus and reports can be obtained at no cost by calling Vanguard.

(C) 1997 Vanguard Marketing
Corporation, Distributor

FP76 o  1097-5A